REAFFIRMATION OF LIMITED GUARANTY

REAFFIRMATION OF LIMITED GUARANTY given by JOSEPH E. BERNSTEIN and STEVE LEBER, (hereinafter “Guarantors”), to TOWER 39 ASSOCIATES, LLC, (hereinafter “Landlord”),

WHEREAS, Landlord is the owner of the building located at 589 8TH Avenue, New York, New York (the “Building”); and

WHEREAS, GRANDPARENTS.COM, LLC, (hereinafter “Tenant”) is the lessee of THE ENTIRE 6TH FLOOR of the Building (the “Demised Premises”), pursuant to the terms of a certain lease (the “Original Lease”) dated as of September 23, 2010, executed by and between Landlord and Tenant, together with a Letter Agreement (Addendum) dated September 23, 2010, (collectively, the “Lease”), annexed hereto as Exhibit “A”, and made a part hereof; and

WHEREAS, as an inducement for Landlord’s execution of the Lease, Guarantors agreed to guaranty certain of the obligations of Tenant specified in the Lease pursuant to the terms of that certain Limited Guaranty (the “Limited Guarantys”), a copy of each which is annexed hereto as Exhibit “B”, and made a part hereof; and

WHEREAS, Tenant has requested that Landlord permit Tenant to assign all of its right, title and interest in and to the Lease to NorWesTech, Inc. (“Assignee”); and

WHEREAS, Assignee is related to and or affiliate with Tenant and the original Guarantors have an interest in the Assignee; and

WHEREAS: Landlord is prepared to permit the assignment to Assignee provided that the Guarantors reaffirms their original Limited Guaranty of the Tenant’s obligations in the Lease and acknowledges that the Guaranty remains in full force and effect.

NOW, THEREFORE, IT IS HEREBY agreed by and between the above referenced parties as follows:

1.	Guarantors do hereby reaffirm and ratify that certain Limited Guarantys from Guarantors to Landlord dated as of September 23, 2010, wherein Guarantors agreed to guarantee to Landlord the full performance and observance of all monetary agreements to be observed and performed by Tenant in the Lease, notwithstanding the assignment of the Lease to Assignee.

2.	Guarantors hereby acknowledge that all terms, covenants and conditions of the Limited Guarantys shall remain unchanged and in full force and effect pursuant to the Assignee’s full performance and observance of all monetary agreements to be performed in the Lease.

IN WITNESS WHEREOF, Guarantors have set their hand and seal this 23rd day of February 2012.

WITNESS:	GUARANTOR:

By:	/s/ Joseph E. Bernstein
Name:	Name: JOSEPH E. BERNSTEIN
Title: Guarantor

WITNESS:	GUARANTOR:

By:
Name:	Name: STEVE LEBER
Title: Guarantor

ACKNOWLEDGMENT

STATE OF FLORIDA	)
ss.:
COUNTY OF PALM BEACH	)

On the 23d day of February, in the year 2012, before me, the undersigned personally appeared Joseph Bernstein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the name in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the within instrument.

/s/ Shirley Taylor
Notary Public

IN WITNESS WHEREOF, Guarantors have set their hand and seal this 23rd day of February 2012.

WITNESS:	GUARANTOR:

By:
Name:	Name: JOSEPH E. BERNSTEIN
Title: Guarantor

WITNESS:	GUARANTOR:

By:	/s/ Steve Leber
Name:	Name: STEVE LEBER
Title: Guarantor

ACKNOWLEDGMENT

STATE OF FLORIDA	)
ss.:
COUNTY OF PALM BEACH	)

On the 23 day of February, in the year 2012, before me, the undersigned personally appeared Steve Leber, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the name in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the within instrument.

/s/ Gail J. De Young
Notary Public

STATE OF NEW YORK	)
ss.:
COUNTY OF NEW YORK	)

On the ___ day of February, in the year 2012, before me, the undersigned personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the name in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the within instrument.

Notary Public